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                                                                 Exhibit 10(iii)


                                 AMENDMENT NO. 1
                                       TO
                               HARRIS CORPORATION
                      1997 DIRECTORS' DEFERRED COMPENSATION
                        AND ANNUAL STOCK UNIT AWARD PLAN


         WHEREAS, Harris Corporation, a Delaware corporation (the "Company"), has heretofore adopted and maintains the Harris Corporation 1997 Directors' Deferred Compensation and Annual Stock Unit Award Plan (the "Plan") to provide certain benefits to the members of the Company's Board of Directors who are not employees of the Company (capitalized terms not defined in this amendment having the meanings ascribed to them in the Plan); and

         WHEREAS, the Company desires to amend the Plan to modify the day on which Director Compensation deferred under the Plan shall be credited to a Director's Account under the Plan.

         NOW THEREFORE, pursuant to the power of amendment contained in Section 12 of the Plan, the Plan is hereby amended, effective as of December 31, 1998, as follows:

         1. Section 4(a) of the Plan is amended by deleting the phrase "last day of" in the first sentence of such Section and replacing it with the phrase "first day of the month following."

         2. Section 4(b)(ii) of the Plan is amended by deleting the phrase "last day of" in the first sentence of such Section and replacing it with the phrase "first day of the month following."

         APPROVED AND AUTHORIZED BY THE BOARD OF DIRECTORS this 23rd day of October, 1998.

                                          HARRIS CORPORATION

                                          /s/ Phillip W. Farmer
                                          ------------------------------------
                                          Phillip W. Farmer
                                          Chairman of the Board,
                                          President and Chief Executive Officer

ATTEST:

/s/ R. L. Ballantyne
------------------------------------
Corporate Secretary